                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 1999 included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-42891).



/s/ Arthur Andersen, LLP


Arthur Andersen LLP
Fort Lauderdale, Florida,
  June 30, 1999.